FIXED INCOME FUNDS
                                  ANNUAL REPORT

                                 IAI BOND FUND,
                               IAI GOVERNMENT FUND

                                NOVEMBER 30, 1997




                                     [LOGO]
                                       IAI
                                  MUTUAL FUNDS

                                TABLE OF CONTENTS
                       IAI BOND FUND, IAI GOVERNMENT FUND


                                  ANNUAL REPORT
                                NOVEMBER 30, 1997


  Chairman's Letter.............................. 2

  Fund Managers' Reviews

     IAI Bond Fund............................... 4

     IAI Government Fund......................... 6

  Fund Portfolios

     IAI Bond Fund............................... 8

     IAI Government Fund........................ 12

  Notes to Fund Portfolios...................... 15

  Statements of Assets and Liabilities.......... 16

  Statements of Operations...................... 18

  Statements of Changes in Net Assets........... 20

  Financial Highlights

     IAI Bond Fund.............................. 22

     IAI Government Fund........................ 23

  Notes to Financial Statements................. 24

  Independent Auditors' Report.................. 31

  Federal Tax Information....................... 32

  IAI Mutual Fund Family........................ 34

  Adviser, Custodian, Legal Counsel,
  Independent Auditors,
  Directors...................... Inside Back Cover

                                CHAIRMAN'S LETTER
                       IAI BOND FUND, IAI GOVERNMENT FUND

A DAY FOR BUYING OPPORTUNITIES


[PHOTO]
NOEL P. RAHN
CHAIRMAN


In life, traumatic events grip our attention, sometimes compelling us to make quick decisions, often rewarding us for remaining calm. As time passes, we collect ourselves and attain a perspective.

The stock market is a case in point. The last few days of October broke records for points lost and gained--and for trading volume, which reached a billion shares per day. But now that we've had some time to reflect, what really happened? And what does it mean over the long term?

The problem began in Southeast Asia, as those booming economies increasingly became overbuilt. Investors, seeing trouble ahead, withdrew their money, causing downward pressure on currencies in Thailand and Malaysia. The governments attempted to boost their currencies by raising interest rates. That caused investors in these fragile stock markets to flee. Once the panic spread to Hong Kong, investors throughout the world reacted.

In the United States, investors who were having a good year so far in 1997 decided to lock in their profits. Many of the best performers in recent years, such as technology companies which do a great deal of business in Asia, were hit hard. Small capitalization stocks held up better, as did large cap companies such as retailers who do their business exclusively in the United States.

The October 27 sell-off was inevitably compared with the stock market of 1987. But there really was no comparison. In percentage terms, this year's fireworks amounted to a 7% drop. In comparison, the 1987 sell-off was 22% in one day.

But there are other fundamental differences too, which make the events of October 27, 1997, much less worrisome. Ten years ago, inflation was in the mid-single digits and rising. Today, some economists would argue that there is no inflation at all--in fact, there even may be deflation. In 1987, interest rates were in the double digits and rising. Today, the 30-year U.S. Treasury bond yields about 6%. In 1987, the federal budget deficit was mushrooming. Today, the deficit has virtually been wiped out, and there's talk of a surplus. The American economy is much stronger today than it was a decade ago.

Perhaps most importantly, investors, rather than running scared and selling at the bottom, increasingly look at days like October 27 as a buying opportunity.

Even with the events of late October, the stock market has turned in an above-average performance for 1997. Historically, stocks have produced average annual returns of 10-12%. Viewed over this decade, and since the bull market began in 1982, investors have enjoyed truly excellent results.

We believe the turmoil that occurred on October 27 will prove to be a relatively minor event. True, it was a very strong reaction to external events. But the environment continues to be a good one for U.S. investors. The economy continues to grow at a 3-4% rate without inflation. Interest rates are low and corporate profits continue to grow, although more slowly than in recent years. And the markets in Asia appear to have stabilized for now.

The recent volatility is a great reminder to dollar-cost average into the markets. Mutual funds make it easy to invest a fixed amount of money periodically. When the market is down, that fixed investment buys more shares at bargain prices. Such an automatic process allows you to keep your long-term perspective when days like October 27 inevitably occur.

                                CHAIRMAN'S LETTER
                       IAI BOND FUND, IAI GOVERNMENT FUND


ECONOMIC OUTLOOK

A summary of economic outlook as provided by Larry Hill, IAI's Chief Fixed Income Officer, is presented below.

Fundamentally, the U.S. economy remains in good shape. Growth is relatively high, inflation is low, interest rates have fallen, the unemployment rate is at its lowest level since the early 1970s and consumer confidence is near a record high. Moreover, above trend growth and low inflation have essentially eliminated the federal budget deficit. In addition, many states are experiencing surpluses which are likely to be spent or rebated to taxpayers. The Fed is providing ample liquidity and is unlikely to change this stance in the near future.

Despite these favorable domestic trends, Asian turmoil remains a major uncertainty facing the economy in the first half of 1998. The worst of the liquidity crises in that region is probably over. Yet the economic fallout within the region still lies ahead. While many analysts fear these problems will seriously impact the global economy, we believe the results will be much less severe. For the U.S. economy, final demand should remain firm. Thus, we expect growth to slow only marginally as a result of Asian events. However, distressed Asian sellers will put fierce competitive pressures on manufacturing and commodity based industries around the world. As a result, inflation in the U.S. will remain below 2% for the first half of the year. Further growth, low inflation and low interest rates will continue to provide a favorable background for the financial markets in the months ahead.

Please read the Fund Managers' Reviews, which follow this letter, for a detailed perspective on the Funds' performance and our strategy going forward. We appreciate your continued trust and confidence in IAI. If there is any way we can serve you better, please let us know by calling our toll-free Investor Services Hotline at 1-800-945-3863.

Sincerely,

/s/ Noel P. Rahn

Noel P. Rahn
Chairman

                              FUND MANAGERS' REVIEW
                                  IAI BOND FUND

IAI BOND FUND


[PHOTO]
LARRY R. HILL, CFA
IAI Bond Fund Co-Manager

[PHOTO]
STEPHEN C. COLEMAN, CFA
IAI BOND FUND CO-MANAGER


WHAT IS THE FUND'S OBJECTIVE?

The IAI Bond Fund's objective is to provide a high level of current income consistent with preservation of capital. This objective is pursued by investing in a diversified portfolio of high quality bonds. The Fund invests primarily in investment-grade bonds and other debt securities of similar high quality. The Fund invests in a variety of maturities and sectors which are varied depending on relative values in the marketplace at a given point in time.

HOW HAS THE FUND PERFORMED?

For the year ended November 30, 1997, the IAI Bond Fund had an 8.15% total return, outperforming its benchmark, the Lehman Brothers Aggregate Bond Index, which had a 7.55% total return.

WERE THERE ANY SIGNIFICANT CHANGES?

The interest rate sensitivity of the Fund remained longer than the benchmark as U.S. interest rates declined due to the turmoil in Southeast Asia. The Fund's exposure to Mortgage-backed securities remained above the benchmark to take advantage of wider spreads. In addition, the Corporate and international exposures remained modest due to narrow spreads and increased credit risk concerns.

CAN YOU POINT TO ANY SPECIFIC MARKET FACTORS THAT INFLUENCED THE FUND'S PERFORMANCE?

The biggest event during the past year was the collapse of several Asian markets. Investors fled these countries in search of more stable and secure investments. This led many to the U.S. government bond market. This flow of funds fueled a significant decline in long bond yields. Supporting the rally was the continuation of non-inflationary economic growth. The Fund benefited from its longer duration stance. Moreover, the Fund avoided any direct exposure to Asian issues.

WHAT IS YOUR OUTLOOK FOR THE FUND?

Above trend economic growth should persist, although expectations will be dampened by financial market turbulence, particularly in Asia. Asian markets continue to be volatile and recovery in those economies will be several quarters in the future. However, as overseas markets stabilize, cyclical inflationary concerns will re-emerge in the marketplace. Tight labor market conditions will continue to be a concern for the market. Fed policy is still focused on controlling inflation. We remain neutral to constructive on the bond market but are very conscious that the next major move in rates is likely to be higher rather than lower. Given today's lower yields and the probable direction of interest rates, a lower return from bonds in 1998 is likely.

                              FUND MANAGERS' REVIEW
                                  IAI BOND FUND


VALUE OF $10,000 INVESTMENT+

                              [PLOT POINTS GRAPH]

                                                    LEHMAN BROTHERS
                              IAI BOND FUND      AGGREGATE BOND INDEX
                11/30/87         10,000                 10,000
                11/30/88         10,722                 10,923
                11/30/89         12,438                 12,492
                11/30/90         13,051                 13,438
                11/30/91         14,917                 15,375
                11/30/92         16,317                 16,737
                11/30/93         18,604                 18,560
                11/30/94         17,685                 17,992
                11/30/95         20,416                 21,166
                11/30/96         21,814                 22,449
                11/30/97         23,591                 24,145


AVERAGE ANNUAL RETURNS+
THROUGH 11/30/97

                                       1 Year     5 Years    10 Years
=====================================================================
  IAI BOND FUND                         8.15%      7.65%        8.96%
---------------------------------------------------------------------
  Lehman Brothers Aggregate Bond Index  7.55%      7.61%        9.22%

 + PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


SECTORS
% OF PORTFOLIO AS OF 11/30/97

[PIE CHART]

U.S. Government Agency Mortgage-Backed     32%
                            Short-Term     19%
                          Asset-Backed      1%
   U.S. Government & Government Agency     26%
                             Corporate     17%
                       Preferred Stock      5%


EFFECTIVE MATURITY
% OF PORTFOLIO AS OF 11/30/97

[BAR CHART]

YEARS

0-3          9%
3-5         13%
5-10        42%
10-20       20%
20+         16%


NOTE TO CHAIRMAN'S LETTER & FUND MANAGERS' REVIEW

PERFORMANCE DATA FOR THE IAI BOND FUND INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN, YIELD AND PRINCIPAL MAY FLUCTUATE, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDEXES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES.


CREDIT RATING
% OF PORTFOLIO AS OF 11/30/97

U.S. Government...........67%

Aaa....................... 7%

Aa........................--%

A......................... 3%

Baa.......................11%

Non-Investment Grade......12%

                              FUND MANAGER'S REVIEW
                               IAI GOVERNMENT FUND


IAI GOVERNMENT FUND


[PHOTO]
SCOTT A. BETTIN, CFA
IAI GOVERNMENT FUND
     MANAGER


WHAT IS THE FUND'S OBJECTIVE?

The Fund seeks to provide shareholders with a high level of current income with preservation of capital. The Fund invests primarily in U.S. Government securities with dollar-weighted average maturity of seven years or less.

HOW HAS THE FUND PERFORMED?

For the year ended November 30, 1997, the IAI Government Fund had a total return of 4.60% while the Salomon Brothers Intermediate Treasury/Agency/Mortgage-Backed Index had a total return of 7.09%.

WERE THERE ANY SIGNIFICANT CHANGES?

The interest rate sensitivity of the Fund was reduced in August based on our view that lack of excess production and labor capacity combined with persistent economic strength would lead to a tighter monetary policy and higher interest rates. This position was reversed in late October. In addition, the Fund's exposure to Mortgage-backed securities was reduced as spreads narrowed and concerns about prepayments increased.

CAN YOU POINT TO ANY SPECIFIC MARKET FACTORS THAT INFLUENCED THE FUND'S PERFORMANCE?

The biggest event during the past year was the collapse of several Asian markets. Investors fled these countries in search of more stable and secure investments. Supporting the bond rally was the continuation of non-inflationary economic growth. From the end of August to the end of October, interest rates fell by 1/2% in response to this flight-to-quality. The Fund's more conservative duration posture during this period caused performance to lag the market.

WHAT IS YOUR OUTLOOK FOR THE FUND?

Above trend economic growth should persist, although expectations will be dampened by financial market turbulence, particularly in Asia. Asian markets continue to be volatile and recovery in those economies will be several quarters in the future. However, as overseas markets stabilize, cyclical inflationary concerns will re-emerge in the marketplace. Tight labor market conditions will continue to be a concern for the market. Fed policy is still focused on controlling inflation. We remain neutral to constructive on the bond market for the near-term horizon. However, the next major move in rates could be higher rather than lower as the Asian turmoil subsides.

                              FUND MANAGER'S REVIEW
                               IAI GOVERNMENT FUND

VALUE OF $10,000 INVESTMENT+

                              [PLOT POINTS GRAPH]

                                               SALOMON BROTHERS INTERMEDIATE
                         IAI GOVERNMENT FUND          TREASURY/AGENCY
                         (Inception 8/08/91)       MORTGAGE-BACKED INDEX*
              8/8/91           10,000                     10,000
            11/30/91           10,464                     10,398
            11/30/92           11,247                     11,182
            11/30/93           12,292                     12,068
            11/30/94           12,010                     11,884
            11/30/95           13,331                     13,684
            11/30/96           13,995                     14,528
            11/30/97           14,639                     15,520


AVERAGE ANNUAL RETURNS+
THROUGH 11/30/97

                                                                 Since Inception
                                             1 Year    5 Years       8/08/91
================================================================================
  IAI GOVERNMENT FUND                         4.60%      5.42%        6.22%
--------------------------------------------------------------------------------
  Salomon Brothers Intermediate Treasury/
     Agency/Mortgage-Backed Index             7.09%      6.83%        7.28%*

+  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
*  SINCE 9/01/91


SECTORS
% OF PORTFOLIO AS OF 11/30/97

[PIE CHART]

                             Corporate       3%
U.S. Government Agency Mortgage-Backed      42%
                   Foreign Denominated       4%
   U.S. Government & Government Agency      40%
                            Short-Term      11%


EFFECTIVE MATURITY
% OF PORTFOLIO AS OF 11/30/97

[BAR CHART]

YEARS

0-3          14%
3-5          24%
5-10         47%
10-20         1%
20+          14%


NOTE TO CHAIRMAN'S LETTER & FUND MANAGER'S REVIEW

PERFORMANCE DATA FOR THE IAI GOVERNMENT FUND INCLUDES CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN, YIELD AND PRINCIPAL MAY FLUCTUATE, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES.

                                 FUND PORTFOLIO
                                  IAI BOND FUND


                                NOVEMBER 30, 1997
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)


CORPORATE BONDS - 18.8%
                                                                           Principal        Market
                                                     Rate     Maturity      Amount        Value (a)
---------------------------------------------------------------------------------------------------
INDUSTRIAL - 17.0%
Cablevision Systems (e)                              8.13%    08/15/09    $1,500,000    $  1,526,250
Canadian Forest Oil (YANKEE) (e) (f)                 8.75     09/15/07       700,000         703,942
Coca-Cola Bottling                                   7.20     07/01/09       500,000         513,435
Desain International (e)                             9.88     12/15/07       500,000         503,125
Jitney-Jungle Stores (e)                            10.38     09/15/07       500,000         517,500
Kevco (e)                                           10.38     12/01/07       500,000         505,000
Kitty Hawk (e)                                       9.95     11/15/04       250,000         251,250
Nextlink Communications                              9.63     10/01/07       350,000         352,625
Speedway Motorsports                                 8.50     08/15/07       500,000         505,000
T/SF Communications (e)                             10.38     11/01/07       600,000         588,000
Tele-Communications International                    4.50     02/15/06       250,000         207,813
Time Warner (e)                                      6.10     12/30/01     1,000,000         974,530
Time Warner Entertainment                            8.38     07/15/33     2,300,000       2,574,895
Transamerica Capital III (e)                         7.63     11/15/37     1,750,000       1,784,668
Worldtex (e)                                         9.63     12/15/07       150,000         151,125
                                                                                        ------------
                                                                                          11,659,158
----------------------------------------------------------------------------------------------------
FINANCIAL - 1.8%
PYCSA Panama (YANKEE) (e) (f)                       10.28     12/15/12     1,300,000       1,241,578
====================================================================================================
TOTAL INVESTMENTS IN CORPORATE BONDS
(COST: $12,890,247) ..................................................................  $ 12,900,736
====================================================================================================


              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 15

                                 FUND PORTFOLIO
                                  IAI BOND FUND


                                NOVEMBER 30, 1997


U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS - 29.6%
                                                                                      Principal          Market
                                                         Rate         Maturity         Amount           Value (a)
----------------------------------------------------------------------------------------------------------------
U.S. TREASURY NOTES - 8.0%
                                                          6.25       06/30/98       $ 1,400,000    $   1,405,250
                                                          7.50       02/15/05         2,040,000        2,229,026
                                                          6.50       08/15/05         1,800,000        1,864,962
                                                                                                   -------------
                                                                                                       5,499,238
----------------------------------------------------------------------------------------------------------------
U.S. TREASURY BONDS - 12.5%
                                                          9.25       02/15/16           845,000        1,134,674
                                                          7.50       11/15/16         1,170,000        1,348,425
                                                          8.75       05/15/17           500,000          647,970
                                                          7.63       02/15/25           500,000          598,985
                                                          6.13       11/15/27         4,790,000        4,843,888
                                                                                                   -------------
                                                                                                       8,573,942
----------------------------------------------------------------------------------------------------------------
U.S. TREASURY STRIP - 7.1%
U.S. Treasury STRIP (ZERO COUPON)                         6.22 (g)   11/15/09        10,000,000        4,875,300
----------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 2.0%
Federal National Mortgage Association (MEDIUM-TERM NOTE)  7.02%      07/03/07         1,130,000        1,153,662
Federal National Mortgage Association (MEDIUM-TERM NOTE)  6.90       08/21/07           240,000          243,639
                                                                                                   -------------
                                                                                                       1,397,301
================================================================================================================
TOTAL INVESTMENTS IN U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS
(COST: $20,014,374) .............................................................................. $  20,345,781
================================================================================================================

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 36.1%

                                                                                     Principal          Market
                                                             Rate       Maturity      Amount           Value (a)
----------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION - 1.1%
   Series 1228 Class E (COLLATERALIZED MORTGAGE OBLIGATION)  6.50%      09/15/15    $   186,189    $     185,839
   Series 1921 Class J (COLLATERALIZED MORTGAGE OBLIGATION)  6.50       09/15/24        550,000          534,699
                                                                                                   -------------
                                                                                                         720,538
----------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION GOLD - 8.2%
                                                             6.50       03/02/11        709,098          710,204
                                                             6.00       04/01/11      1,061,854        1,045,587
                                                             6.50       04/01/26      1,788,123        1,758,512
                                                             7.00       11/01/26      2,083,540        2,094,602
                                                                                                   -------------
                                                                                                       5,608,905
----------------------------------------------------------------------------------------------------------------


              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 15

                                 FUND PORTFOLIO
                                  IAI BOND FUND


                                NOVEMBER 30, 1997


U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONT.)

                                                                                     Principal          Market
                                                             Rate       Maturity       Amount          Value (a)
----------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 21.6%
                                                             9.00%      06/01/17    $ 2,202,688    $   2,369,586
 Series 1996-39 Class C (COLLATERALIZED MORTGAGE OBLIGATION) 6.00       12/25/24        960,000          906,893
                                                             6.50       05/01/26      1,477,890        1,451,569
                                                             7.00       09/01/27      2,285,613        2,289,888
                                                             7.50       12/01/27(b)   4,280,000        4,365,600
                                                             8.00       12/11/27(b)   3,320,000        3,433,079
                                                                                                   -------------
                                                                                                      14,816,615
----------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION DWARF - 1.9%
                                                             7.00       08/01/11        507,507          513,744
                                                             6.50       12/15/12(b)     830,000          827,145
                                                                                                   -------------
                                                                                                       1,340,889
----------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 3.3%
                                                             9.00       11/15/17        301,995          327,284
                                                             7.00       12/15/23        251,405          252,896
                                                             8.00       12/15/23        966,792        1,005,463
                                                             7.50       01/15/26        675,536          689,135
                                                                                                   -------------
                                                                                                       2,274,778
================================================================================================================
TOTAL INVESTMENTS IN U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(COST: $24,464,489) .............................................................................  $  24,761,725
================================================================================================================

ASSET-BACKED SECURITIES - 1.5%

                                                                                     Principal          Market
                                                             Rate       Maturity       Amount          Value (a)
----------------------------------------------------------------------------------------------------------------
CREDIT CARD RELATED - 1.5%
Dayton Hudson Credit Card Master Trust 95-1 A                6.10%      02/25/02    $ 1,000,000    $   1,000,750
================================================================================================================
TOTAL INVESTMENTS IN ASSET-BACKED SECURITIES
(COST: $999,219) ................................................................................  $   1,000,750
================================================================================================================


              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 15

                                 FUND PORTFOLIO
                                  IAI BOND FUND


                                NOVEMBER 30, 1997


NON-CONVERTIBLE PREFERRED STOCK - 5.9%
                                                                                                       Market
                                                                        Rate        Quantity          Value (a)
---------------------------------------------------------------------------------------------------------------
FINANCIAL - 5.9%
SI Financing Trust I                                                    2.38%           150,000    $   4,068,750
================================================================================================================
TOTAL INVESTMENTS IN NON-CONVERTIBLE PREFERRED STOCK
(COST: $3,810,937) ..............................................................................  $   4,068,750
================================================================================================================
TOTAL INVESTMENTS IN LONG-TERM SECURITIES
(COST: $62,179,266) .............................................................................  $  63,077,742
================================================================================================================

SHORT-TERM SECURITIES - 20.8%
                                                                                     Principal          Market
                                                             Rate       Maturity       Amount          Value (a)
----------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS - 12.7%
Federal Home Loan Mortgage Corporation (DISCOUNT NOTE)       5.60%      12/01/97    $ 3,200,000    $   3,200,000
Federal Home Loan Mortgage Corporation (DISCOUNT NOTE)       5.45       12/08/97      1,600,000        1,598,304
Federal National Mortgage Association (DISCOUNT NOTE)        5.49       12/19/97      3,000,000        2,991,765
U.S. Treasury Bill                                           5.05       12/04/97        900,000(c)       899,622
                                                                                                   -------------
                                                                                                       8,689,691
----------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER - 8.1%
GTE Funding (Telecommunications)                             5.61       12/10/97     2,200,000         2,196,914
PHH (Professional Services)                                  5.54       12/12/97     3,400,000         3,394,245
                                                                                                   -------------
                                                                                                       5,591,159
================================================================================================================
TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
(COST: $14,280,859) .............................................................................  $  14,280,850
================================================================================================================
TOTAL INVESTMENTS IN SECURITIES
(COST: $76,460,125) (h) .........................................................................  $  77,358,592
================================================================================================================
OTHER ASSETS AND LIABILITIES (NET) - (12.7%)
 ................................................................................................  $  (8,738,231)
================================================================================================================
TOTAL NET ASSETS
 ................................................................................................  $  68,620,361
================================================================================================================


              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 15

                                 FUND PORTFOLIO
                               IAI GOVERNMENT FUND


                                NOVEMBER 30, 1997
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)


CORPORATE BONDS - 2.6%

                                                                                      Principal          Market
                                                             Rate       Maturity        Amount         Value (a)
----------------------------------------------------------------------------------------------------------------
FINANCIAL - 2.6%
AT&T Capital (MEDIUM-TERM NOTE)                              6.41%      08/13/99    $  500,000     $     501,260
================================================================================================================
TOTAL INVESTMENTS IN CORPORATE BONDS
(COST: $500,000) ................................................................................  $     501,260
================================================================================================================

U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS  - 41.4%

                                                                                      Principal         Market
                                                             Rate       Maturity        Amount         Value (a)
----------------------------------------------------------------------------------------------------------------
U.S. TREASURY NOTES - 4.9%
                                                             6.25%      05/31/99    $   140,000    $     140,941
                                                             6.50       05/31/01        400,000          408,124
                                                             7.50       02/15/05        350,000          382,431
                                                                                                   -------------
                                                                                                         931,496
----------------------------------------------------------------------------------------------------------------
U.S. TREASURY BONDS - 27.0%
                                                            11.13       08/15/03      1,500,000        1,875,465
                                                            11.63       11/15/04        640,000          845,900
                                                             6.13       11/15/27      2,350,000        2,376,438
                                                                                                   -------------
                                                                                                       5,097,803
----------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 9.5%
Federal Home Loan Mortgage Corporation                       5.74       09/17/03        500,000          484,685
Federal Home Loan Mortgage Corporation                       7.10       04/10/07      1,000,000        1,061,090
Private Export Funding                                       6.62       10/01/05        250,000          256,895
                                                                                                   -------------
                                                                                                       1,802,670
================================================================================================================
TOTAL INVESTMENTS IN U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS
(COST: $7,672,802) ..............................................................................  $   7,831,969
================================================================================================================


              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 15

                                 FUND PORTFOLIO
                               IAI GOVERNMENT FUND


                                NOVEMBER 30, 1997

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 42.8%

                                                                                       Principal       Market
                                                               Rate       Maturity       Amount       Value (a)
---------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION - 9.4%
                                                               5.50%      07/01/98   $     1,561   $      1,546
                                                               7.00       01/01/99         2,972          2,959
                                                               6.25       12/01/03        73,777         73,470
   Series 1662 Class A (COLLATERALIZED MORTGAGE OBLIGATION)    5.35       02/15/06       473,219        469,079
                                                               6.00       07/01/09        26,500         26,251
   Series 1128 Class IB (COLLATERALIZED MORTGAGE OBLIGATION)   7.00       08/15/21     1,015,000      1,020,390
   Series 1921 Class J (COLLATERALIZED MORTGAGE OBLIGATION)    6.50       09/15/24       180,000        174,992
                                                                                                   ------------
                                                                                                      1,768,687
---------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION GOLD - 5.3%
                                                               6.50       08/01/25       406,337        400,498
                                                               7.00       11/01/26       596,629        599,797
                                                                                                   ------------
                                                                                                      1,000,295
---------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 15.5%
                                                              11.50       01/01/01         9,212          9,471
                                                               6.60       12/01/03     1,183,484      1,195,504
                                                              11.50       01/01/13         9,159         10,398
   Series 1988-29 Class B (COLLATERALIZED MORTGAGE OBLIGATION) 9.50       12/25/18       189,801        204,036
   Series 1996-39 Class C (COLLATERALIZED MORTGAGE OBLIGATION) 6.00       12/25/24       300,000        283,404
                                                               6.50       05/01/26       718,424        705,629
                                                               8.00       12/11/27(b)    500,000        517,030
                                                                                                   ------------
                                                                                                      2,925,472
---------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION DWARFS - 3.2%
                                                              10.00       02/01/01        16,509         17,168
                                                              10.00       01/01/03       282,566        296,742
                                                               6.50       12/15/12(b)    290,000        289,002
                                                                                                   ------------
                                                                                                        602,912
---------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 9.4%
                                                               8.00       09/15/08       366,831        381,097
                                                              11.00       06/15/13        12,161         13,712
                                                               9.00       11/15/17     1,102,176      1,194,472
                                                               9.00       12/15/17       181,501        196,700
                                                                                                   ------------
                                                                                                      1,785,981
===============================================================================================================
TOTAL INVESTMENTS IN U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
(COST: $7,947,741) ..............................................................................  $  8,083,347
===============================================================================================================


              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 15

                                 FUND PORTFOLIO
                               IAI GOVERNMENT FUND


                                NOVEMBER 30, 1997


FOREIGN DENOMINATED BONDS - 4.4%

                                                                                     Principal          Market
                                                             Rate       Maturity     Amount (d)        Value (a)
----------------------------------------------------------------------------------------------------------------
GOVERNMENT OBLIGATIONS - 4.4%
New Zealand Government (NEW ZEALAND DOLLAR)                  8.00%      02/15/01      1,300,000    $     827,955
================================================================================================================
TOTAL INVESTMENTS IN FOREIGN DENOMINATED BONDS
(COST: $857,828) ................................................................................  $     827,955
================================================================================================================
TOTAL INVESTMENTS IN LONG-TERM SECURITIES
(COST: $16,978,371) .............................................................................  $  17,244,531
================================================================================================================

SHORT-TERM SECURITIES - 11.6%

                                                                                      Principal         Market
                                                             Rate       Maturity        Amount         Value (a)
----------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS - 6.9%
Federal Home Loan Mortgage Corporation (DISCOUNT NOTE)       5.60%      12/01/97    $ 1,200,000    $   1,200,000
U.S. Treasury Bill                                           5.05       12/04/97        100,000(c)        99,958
                                                                                                   -------------
                                                                                                       1,299,958
----------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER - 4.7%
GTE Funding (Telecommunications)                             5.61       12/10/97        900,000          898,738
================================================================================================================
TOTAL INVESTMENTS IN SHORT-TERM SECURITIES
(COST: $2,198,697) ..............................................................................  $   2,198,696
================================================================================================================
TOTAL INVESTMENTS IN SECURITIES
(COST: $19,177,068) (h) .........................................................................  $  19,443,227
================================================================================================================
OTHER ASSETS AND LIABILITIES (NET) - (2.8%)
 ................................................................................................  $    (530,360)
================================================================================================================
TOTAL NET ASSETS
 ................................................................................................  $  18,912,867
================================================================================================================


              SEE ACCOMPANYING NOTES TO FUND PORTFOLIOS ON PAGE 15

                            NOTES TO FUND PORTFOLIOS
                       IAI BOND FUND, IAI GOVERNMENT FUND


                                NOVEMBER 30, 1997


                                       (a)

Market value of securities is determined as described in Note 1 to the financial statements, under "Security Valuation."

                                       (b)

Purchased on a when-issued basis. At November 30, 1997 the total cost of securities purchased on a when-issued basis in the IAI Bond Fund portfolio was $8,599,206 and in the IAI Government Portfolio was $801,253.

                                       (c)

Security is fully or partially pledged to cover initial margin on open futures contracts (see Note 6 to financial statements).

                                       (d)

Foreign security cost and market values are stated in U.S. dollars. Principal amounts are denominated in the foreign currency indicated parenthetically.

                                       (e)

Represents security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933. These issues may only be sold to other qualified institutional buyers, and are considered liquid under guidelines established by the Board of Directors.

                                       (f)

Yankee represents dollar-denominated bonds issued in the United States by foreign banks and corporations.

                                       (g)

Interest rate shown represents yield-to-maturity at date of purchase.

                                       (h)

At November 30, 1997, the cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

                                                 IAI                 IAI
                                              BOND FUND        GOVERNMENT FUND
   ----------------------------------------------------------------------------
   Cost for federal income tax purposes     $  76,461,951      $   19,193,205
                                            ===================================
   Gross unrealized appreciation            $   1,010,698      $      290,637
   Gross unrealized depreciation                 (114,057)            (40,615)
                                            -----------------------------------
   Net unrealized appreciation              $     896,641      $      250,022
                                            ===================================

                      STATEMENTS OF ASSETS AND LIABILITIES
                       IAI BOND FUND, IAI GOVERNMENT FUND


                                NOVEMBER 30, 1997

                                                                                     IAI BOND FUND         IAI GOVERNMENT FUND
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities, at market
   (Cost: $76,460,125; and $19,177,068, respectively) (see Fund Portfolios)                 $77,358,592              $19,443,227
Cash in bank on demand deposit                                                                       --                   79,656
Receivable for investment securities sold                                                     1,188,371                  448,304
Accrued interest and dividends receivable                                                       561,218                  188,925
Unrealized appreciation on foreign currency contracts held, at value (Note 8)                        25                   12,821
Other                                                                                            17,942                       --
---------------------------------------------------------------------------------------------------------------------------------
   TOTAL ASSETS                                                                              79,126,148               20,172,933
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Bank overdraft                                                                                   38,707                       --
Payable for investment securities purchased                                                   1,864,874                  457,313
Payable for investment securities purchased on a when-issued basis                            8,599,206                  801,253
Variation margin payable                                                                          3,000                    1,500
---------------------------------------------------------------------------------------------------------------------------------
   TOTAL LIABILITIES                                                                         10,505,787                1,260,066
---------------------------------------------------------------------------------------------------------------------------------
      NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK                                    $68,620,361              $18,912,867
=================================================================================================================================
REPRESENTED BY:
Capital stock                                                                               $    72,295              $    19,293
Additional paid-in capital                                                                   69,421,772               20,812,320
Undistributed net investment income                                                             376,711                   78,355
Accumulated net realized losses on investments                                               (1,882,049)              (2,258,689)
Unrealized appreciation (depreciation) on:
   Investment securities (Note 6)                                               $ 631,302                 $258,914
   Other assets and liabilities denominated in foreign currency                       330                    2,674
                                                                                ---------                 --------
                                                                                                631,632                  261,588
---------------------------------------------------------------------------------------------------------------------------------
      TOTAL - REPRESENTING NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK               $68,620,361              $18,912,867
=================================================================================================================================
      Shares of capital stock outstanding; authorized 10 billion shares
         of $0.01 par value stock                                                             7,229,457                1,929,269
---------------------------------------------------------------------------------------------------------------------------------
      NET ASSET VALUE PER SHARE OF OUTSTANDING CAPITAL STOCK                                      $9.49              $      9.80
=================================================================================================================================


            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 24

                            STATEMENTS OF OPERATIONS
                       IAI BOND FUND, IAI GOVERNMENT FUND


                          YEAR ENDED NOVEMBER 30, 1997

                                                                           IAI BOND FUND            IAI GOVERNMENT FUND
---------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
   INCOME:
      Interest (net of foreign income taxes withheld of $20,681
         and $216, respectively)                                                  $ 4,693,100                  $ 1,645,061
      Dividends                                                                       356,250                           --
---------------------------------------------------------------------------------------------------------------------------
         TOTAL INCOME                                                               5,049,350                    1,645,061
---------------------------------------------------------------------------------------------------------------------------
   EXPENSES:
      Management fees                                                                 812,134                      261,333
      Compensation of Directors                                                         7,772                        2,445
---------------------------------------------------------------------------------------------------------------------------
         TOTAL EXPENSES                                                               819,906                      263,778
         Less fees reimbursed by Advisers                                              (7,772)                      (2,445)
---------------------------------------------------------------------------------------------------------------------------
         NET EXPENSES                                                                 812,134                      261,333
---------------------------------------------------------------------------------------------------------------------------
         NET INVESTMENT INCOME                                                      4,237,216                    1,383,728
---------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
      Net realized gains (losses) on:
         Investment securities                                        $ 2,897,923                 $ (101,401)
         Foreign currency transactions                                    460,412                     77,890
         Futures contracts                                               (204,298)                  (277,554)
         Written option contracts closed or expired                            --                     21,256
                                                                      -----------                 ----------
                                                                                    3,154,037                     (279,809)
      Net change in unrealized appreciation or depreciation on:
         Investment securities                                        $(1,639,248)                $ (120,759)
         Other assets and liabilities denominated in foreign currency         601                      2,674
         Futures contracts                                               (267,165)                    (7,245)
                                                                      -----------                 ----------

                                                                                   (1,905,812)                    (125,330)
---------------------------------------------------------------------------------------------------------------------------
            NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY                     1,248,225                     (405,139)
---------------------------------------------------------------------------------------------------------------------------
            NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $ 5,485,441                  $   978,589
===========================================================================================================================


            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 24

                       STATEMENTS OF CHANGES IN NET ASSETS
                       IAI BOND FUND, IAI GOVERNMENT FUND

                                                                                 IAI BOND FUND               IAI GOVERNMENT FUND

                                                                                  Years ended                    Years ended
                                                                         ----------------------------   ----------------------------
                                                                                  November 30,                   November 30,
                                                                               1997           1996           1997           1996
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
   Net investment income                                                 $  4,237,216    $  4,852,622   $  1,383,728   $  2,325,836
   Net realized gains (losses)                                              3,154,037         178,926       (279,809)      (199,090)
   Net change in unrealized appreciation or depreciation                   (1,905,812)        442,727       (125,330)      (492,074)
------------------------------------------------------------------------------------------------------------------------------------
       NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      5,485,441       5,474,275        978,589      1,634,672
------------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                   (4,411,156)     (5,337,592)    (1,424,732)    (2,384,545)
------------------------------------------------------------------------------------------------------------------------------------
       TOTAL DISTRIBUTIONS                                                 (4,411,156)     (5,337,592)    (1,424,732)    (2,384,545)
------------------------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (NOTE 4)
   Net proceeds from sale of shares                                        19,823,156      41,786,065      6,086,177     10,438,023
   Net asset value of shares issued to shareholders in
       reinvestment of distributions                                        4,206,938       5,091,444      1,405,217      2,355,866
   Cost of shares redeemed                                                (43,287,269)    (37,736,607)   (17,883,098)   (30,414,774)
------------------------------------------------------------------------------------------------------------------------------------
       INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS  (19,257,175)      9,140,902    (10,391,704)   (17,620,885)
------------------------------------------------------------------------------------------------------------------------------------
       TOTAL INCREASE (DECREASE) IN NET ASSETS                            (18,182,890)      9,277,585    (10,837,847)   (18,370,758)
NET ASSETS AT BEGINNING OF PERIOD                                          86,803,251      77,525,666     29,750,714     48,121,472
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                                              $ 68,620,361    $ 86,803,251   $ 18,912,867   $ 29,750,714
====================================================================================================================================
   INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF:                     $    376,711    $    210,296   $     78,355   $     50,296
====================================================================================================================================


            SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS ON PAGE 24

                              FINANCIAL HIGHLIGHTS
                                  IAI BOND FUND


 PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
       AND SELECTED INFORMATION FOR EACH PERIOD INDICATED ARE AS FOLLOWS:

                                                           Years ended                                         Years ended
                                                           November 30,                 Period from             March 31,
                                               -----------------------------------    April 1, 1994 to   ----------------------
                                                  1997        1996          1995     November 30, 1994+    1994         1993
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
     Beginning of period                       $   9.32     $   9.34      $   8.65       $   9.32        $  10.42     $  10.25
-------------------------------------------------------------------------------------------------------------------------------

OPERATIONS
     Net investment income                         0.54         0.56          0.58           0.36            0.62         0.64
     Net realized and unrealized gains (losses)    0.19         0.04          0.72          (0.55)          (0.25)        0.93
-------------------------------------------------------------------------------------------------------------------------------
         TOTAL FROM OPERATIONS                     0.73         0.60          1.30          (0.19)           0.37         1.57
-------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                        (0.56)       (0.62)        (0.61)         (0.35)          (0.66)       (0.64)
     Net realized gains                              --           --            --          (0.13)          (0.81)       (0.76)
-------------------------------------------------------------------------------------------------------------------------------
         TOTAL DISTRIBUTIONS                      (0.56)       (0.62)        (0.61)         (0.48)          (1.47)       (1.40)
-------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
     End of period                             $   9.49     $   9.32      $   9.34       $   8.65        $   9.32     $  10.42
===============================================================================================================================

Total investment return*                           8.15%        6.85%        15.46%         (2.10%)          3.16%       16.44%

Net assets at end of period (000's omitted)    $ 68,620     $ 86,803      $ 77,526       $ 80,622        $ 97,139     $119,371

RATIOS
     Expenses to average net assets                1.10%        1.10%         1.09%          1.10%**         1.09%        1.10%
     Net investment income to
         average net assets                        5.74%        6.20%         6.32%          6.03%**         5.63%        6.03%
     Portfolio turnover rate
         (excluding short-term securities)        482.2%       342.4%        424.7%         226.7%          333.1%       160.8%


* TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AT NET ASSET VALUE.
**  ANNUALIZED
+   REFLECTS FISCAL YEAR-END CHANGE FROM MARCH 31 TO NOVEMBER 30.

                              FINANCIAL HIGHLIGHTS
                               IAI GOVERNMENT FUND


 PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
       AND SELECTED INFORMATION FOR EACH PERIOD INDICATED ARE AS FOLLOWS:

                                                           Years ended                                          Years ended
                                                           November 30,                  Period from             March 31,
                                               -----------------------------------    April 1, 1994 to   ----------------------
                                                  1997        1996          1995     November 30, 1994+    1994        1993
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
     Beginning of period                       $   9.95     $  10.06      $   9.62       $   9.98        $  10.46     $  10.22
-------------------------------------------------------------------------------------------------------------------------------

OPERATIONS
     Net investment income                         0.58         0.58          0.60           0.33            0.47         0.57
     Net realized and unrealized
         gains (losses)                           (0.14)       (0.10)         0.43          (0.34)          (0.24)        0.59
-------------------------------------------------------------------------------------------------------------------------------
         TOTAL FROM OPERATIONS                     0.44         0.48          1.03          (0.01)           0.23         1.16
-------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                        (0.59)       (0.59)        (0.59)         (0.32)          (0.49)       (0.58)
     Net realized gains                              --           --            --          (0.03)          (0.22)       (0.34)
-------------------------------------------------------------------------------------------------------------------------------
         TOTAL DISTRIBUTIONS                      (0.59)       (0.59)        (0.59)         (0.35)          (0.71)       (0.92)
-------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
     End of period                             $   9.80     $   9.95      $  10.06       $   9.62        $   9.98     $  10.46
===============================================================================================================================

Total investment return*                           4.60%        4.99%        10.99%         (0.09%)          2.02%       11.70%

Net assets at end of period
     (000's omitted)                           $ 18,913     $ 29,751      $ 48,121       $ 38,438        $ 41,027     $ 43,704

RATIOS
     Expenses to average net assets                1.10%        1.10%         1.10%          1.10%**         1.10%        1.10%
     Net investment income to
         average net assets                        5.82%        5.78%         5.97%          5.12%**         4.40%        5.40%
     Portfolio turnover rate
         (excluding short-term securities)        349.5%       152.0%        284.1%         121.5%          641.0%       236.3%


* TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE.
**  ANNUALIZED
+   REFLECTS FISCAL YEAR-END CHANGE FROM MARCH 31 TO NOVEMBER 30.

                          NOTES TO FINANCIAL STATEMENTS
                       IAI BOND FUND, IAI GOVERNMENT FUND


                                NOVEMBER 30, 1997


[1] SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The IAI Mutual Funds are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. IAI Bond Fund (Bond Fund) is a separate portfolio of IAI Investment Funds I, Inc. IAI Government Fund (Government Fund) is a separate portfolio of IAI Investment Funds VI, Inc. The Bond Fund's primary objective is to provide a high level of current income consistent with capital preservation, through investments in a diversified portfolio of primarily investment grade bonds and other debt securities of similar high quality. The Government Fund seeks to provide shareholders with a high level of current income with preservation of capital by investing primarily in U.S. Government securities. This report covers only Bond Fund and Government Fund (the Funds).

Significant accounting policies followed by the Funds are summarized below:

SECURITY VALUATION

Investments in securities traded on national or international securities exchanges are valued at the last reported sales price at the close of each business day. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available, the last reported bid price. Such valuations are obtained from pricing services or are supplied by dealers.

Debt securities for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith using consistently applied procedures under the general supervision of the Board of Directors.

Short-term securities with maturities of 60 days or less from the date of initial acquisition are valued at amortized cost. Those with maturities greater than 60 days from the date of initial acquisition are marked-to-market on a daily basis.

SECURITIES PURCHASED ON A WHEN-ISSUED BASIS

Delivery and payment for securities which have been purchased by the Funds on a forward commitment or when-issued basis may occur a month or more after the transaction date. During this period, such securities are subject to market fluctuations and the Funds maintain, in segregated accounts, assets with a market value equal to the amount of their purchase commitments.

FUTURES AND OPTIONS CONTRACTS

In order to increase exposure to and hedge against changes in the market, the Funds may buy and sell futures contracts and options. The risks of entering into futures and option contracts include the possibility that changes in the value of these contracts may not correlate with changes in the underlying security.

Futures contracts are valued at the settlement price of the exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities, representing the initial margin, equal to a certain percentage of the contract value. Subsequent changes in the value of the contract, or variation

                          NOTES TO FINANCIAL STATEMENTS
                       IAI BOND FUND, IAI GOVERNMENT FUND


                                NOVEMBER 30, 1997


[1] SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT.)

margin, are recorded daily as unrealized gains or losses. Variation margin is paid or received in cash daily by the Fund. The Fund realizes a gain or loss when the contract is closed or expires.

Options traded on an exchange are valued using the last sale price, and those traded over-the-counter are valued using dealer-supplied valuations, resulting in unrealized appreciation or depreciation being recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Bond Fund and Government Fund may invest in foreign securities. The market value of securities and other assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the closing rate of exchange. Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date and are recorded in realized and unrealized appreciation (depreciation) on foreign currency transactions.

Exchange gains and losses may also be realized between the trade and settlement dates on security and foreign currency contract transactions. The Funds do not isolate that portion of the result of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete the obligations of the contract.

FEDERAL TAXES

Since it is each Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to shareholders, no provision for income taxes is required. In order to avoid the payment of any federal excise taxes, the Funds are required to distribute substantially all of their net investment income and net realized gains on a calendar year basis.

Net investment income and net realized gains may differ for financial statement and tax purposes primarily because of recognition of certain foreign currency gains and losses as ordinary income and the deferral of "wash sale" losses for tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for tax purposes.

                          NOTES TO FINANCIAL STATEMENTS
                       IAI BOND FUND, IAI GOVERNMENT FUND


                                NOVEMBER 30, 1997


[1] SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT.)

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income (loss), and accumulated net realized gains (losses) have been increased or decreased, resulting in reclassification adjustments to additional paid-in capital as follows:

                                             IAI BOND         IAI GOVERNMENT
                                               FUND                FUND
--------------------------------------------------------------------------------
  Undistributed net investment income      $   340,355       $    69,063
  Accumulated net realized losses          $  (340,355)      $   (69,063)
  Additional paid-in capital               $        --       $        --

For federal income tax purposes, the Bond Fund and Government Fund have capital loss carryovers of approximately 2,102,000 and $2,266,000, respectively at November 30, 1997, which, if not offset by subsequent capital gains, will expire in 2002 and 2002 through 2005, respectively. It is unlikely the Board of Directors will authorize a distribution of any net realized gains until the available capital loss carryovers are offset or expire.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

The Funds record security transactions on trade date, the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income, including level yield amortization of discount for the Funds, is accrued daily. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on the record date. Distributions from net investment income are made monthly. Capital gains, if any, are primarily distributed at the end of the calendar year. Additional capital gains distributions as needed to comply with federal tax regulations are distributed during the year.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

                          NOTES TO FINANCIAL STATEMENTS
                       IAI BOND FUND, IAI GOVERNMENT FUND


                                NOVEMBER 30, 1997


[2]   COMMITMENTS AND CONTINGENCIES

For purposes of obtaining certain types of insurance coverage for the Funds and their officers and directors, the Funds are policyholders in an industry-sponsored mutual insurance company (the Company). The Funds are committed to make capital contributions, if requested by the Company.

Bond Fund and Government Fund have available lines of credit of $14,961,293 and $7,500,000, respectively, with a bank at the prime interest rate. To the extent funds are drawn against the line, securities are held in a segregated account. No compensating balances or commitment fees are required under the lines of credit. During the year ended November 30, 1997, the Funds paid $2,715 and $543, respectively, in interest on the line of credit at an average rate of 8.50%. Advances under the line of credit totalled $38,707 for the Bond Fund at November 30, 1997. There were no borrowings outstanding at November 30, 1997 for the Government Fund.

[3]   FEES AND EXPENSES

Under terms of each Fund's Management Agreement, Investment Advisers, Inc. (Advisers) is required to pay for all expenses of each Fund, except certain costs (primarily those incurred in the purchase and sale of assets, taxes, interest and extraordinary expenses), in return for each Fund paying an all inclusive management fee (unified fee) to Advisers. This fee is equal to an annual rate of 1.10% declining to 1.00% of average daily net assets and is paid monthly. The Management Agreements further provide that Advisers will reimburse the Funds for the fees and expenses it pays to Directors who are not "interested persons" of the Funds or reduce its fee by an equivalent amount.

                          NOTES TO FINANCIAL STATEMENTS
                       IAI BOND FUND, IAI GOVERNMENT FUND


                                NOVEMBER 30, 1997


[4]   CAPITAL STOCK

The Funds each have authorized 10 billion shares of $.01 par value stock. Transactions in shares of capital stock during the periods ended November 30, 1997 and November 30, 1996, were as follows:


                                IAI BOND FUND             IAI GOVERNMENT FUND
--------------------------------------------------------------------------------
                                 Years ended                  Years ended
                                 November 30,                 November 30,
                          -------------------------    -------------------------
                              1997          1996           1997          1996
--------------------------------------------------------------------------------
SOLD                       2,139,386     4,627,561        620,340     1,067,073

ISSUED FOR REINVESTED
DISTRIBUTIONS                454,281       561,270        144,144       239,818

REDEEMED                  (4,677,133)   (4,178,407)    (1,825,354)   (3,100,200)
                          ------------------------------------------------------
INCREASE (DECREASE)
IN SHARES OUTSTANDING     (2,083,466)    1,010,424     (1,060,870)   (1,793,309)
                          ======================================================

[5]   PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 1997, purchases of securities and sales proceeds, other than investments in short-term securities, for the Funds were as follows:

                                               Purchases               Sales
--------------------------------------------------------------------------------
  IAI BOND FUND                               $332,690,873          $350,869,773
  IAI GOVERNMENT FUND                         $ 76,981,851          $ 88,728,456

                          NOTES TO FINANCIAL STATEMENTS
                       IAI BOND FUND, IAI GOVERNMENT FUND


                                NOVEMBER 30, 1997


[6]   OPEN FUTURES CONTRACTS

The financial futures contracts shown below were open as of November 30, 1997. The market value of securities deposited to cover initial margin requirements for the open positions at November 30, 1997, was $174,927 and $99,958 for the Bond Fund and the Government Fund, respectively. The unrealized depreciation on these contracts is included in unrealized appreciation or depreciation on investment securities.


BOND FUND                               FUTURES
---------------------------------------------------------------------------------------------
                        Number of     Expiration                    Market        Unrealized
         Type           Contracts        Month       Position        Value       Depreciation
---------------------------------------------------------------------------------------------
  U.S. Treasury Note       40        December 1997     Short     $  4,465,000     $  (93,425)
  U.S. Treasury Bond       32        December 1997     Short     $  3,814,000       (173,740)
                                                                                  -----------
                                                                                  $ (267,165)
                                                                                  ===========

GOVERNMENT FUND                         FUTURES
---------------------------------------------------------------------------------------------
                        Number of     Expiration                    Market        Unrealized
         Type           Contracts        Month       Position        Value       Depreciation
---------------------------------------------------------------------------------------------
  U.S. Treasury Bond       16        December 1997     Short     $  1,907,000     $   (7,245)


[7]   OPTIONS CONTRACTS WRITTEN

During the year ended November 30, 1997, Government Fund wrote the following options on futures. There were no outstanding contracts at November 30, 1997.

IAI GOVERNMENT FUND CALL OPTIONS
--------------------------------------------------------------------------------
                                        Number of Contracts            Premium
--------------------------------------------------------------------------------
  Outstanding at 11/30/96                       --                   $       --
  Opened                                        60                       22,472
  Expired                                      (50)                     (17,672)
  Closed                                       (10)                      (4,800)
  Exercised                                     --                           --
--------------------------------------------------------------------------------
  Outstanding at 11/30/97                       --                   $       --
================================================================================

                          NOTES TO FINANCIAL STATEMENTS
                       IAI BOND FUND, IAI GOVERNMENT FUND


                                NOVEMBER 30, 1997


[8]   FOREIGN CURRENCY EXCHANGE CONTRACTS

At November 30, 1997, the Funds had entered into foreign currency exchange contracts. The unrealized appreciation on those contracts at November 30, 1997, is included in unrealized appreciation or depreciation on other assets and liabilities denominated in foreign currency. The terms of the open contracts are as follows:

IAI BOND FUND

 Exchange                                                            Unrealized
   Date      Currency to be Delivered     Currency to be Received   Appreciation
--------------------------------------------------------------------------------
 12/01/97   1,672,801 Canadian Dollars    1,175,157 U.S. Dollars     $       25
================================================================================


IAI GOVERNMENT FUND

 Exchange                                                           Unrealized
   Date       Currency to be Delivered   Currency to be Received   Appreciation
--------------------------------------------------------------------------------
 12/01/97    643,385 Canadian Dollars      451,984 U.S. Dollars     $        10
 12/02/97  1,350,000 New Zealand Dollars   845,370 U.S. Dollars          12,811
--------------------------------------------------------------------------------
                                                                    $    12,821
================================================================================

                          INDEPENDENT AUDITORS' REPORT
                       IAI BOND FUND, IAI GOVERNMENT FUND


THE BOARD OF DIRECTORS AND SHAREHOLDERS
IAI INVESTMENT FUNDS I, INC.
IAI INVESTMENT FUNDS VI, INC.:

We have audited the accompanying statements of assets and liabilities, including the fund portfolios, of IAI Bond Fund (a portfolio within IAI Investment Funds I, Inc.) and IAI Government Fund (a portfolio within IAI Investment Funds VI, Inc.) as of November 30, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for the periods presented on pages 22 and 23 of the annual report. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of IAI Bond Fund and IAI Government Fund at November 30, 1997, and the results of their operations, the changes in their net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.


KPMG Peat Marwick LLP
Minneapolis, Minnesota
January 9, 1998

                             FEDERAL TAX INFORMATION
                       IAI BOND FUND, IAI GOVERNMENT FUND


We are required by federal tax regulations to provide shareholders with certain information regarding dividend distributions paid during our fiscal year. The figures provided are for informational purposes only and should not be used for reporting to federal or state revenue agencies. You will receive all necessary tax information on Form 1099-DIV, Dividends and Distributions, in January of each year.

IAI BOND FUND

                                TAX INFORMATION:

--------------------------------------------------------------------------------
        Payable Date                                         Ordinary Income (A)
--------------------------------------------------------------------------------
       DECEMBER 1996                                            $     .0480
       JANUARY 1997                                                   .0530
       FEBRUARY 1997                                                  .0450
       MARCH 1997                                                     .0350
       APRIL 1997                                                     .0400
       MAY 1997                                                       .0450
       JUNE 1997                                                      .0550
       JULY 1997                                                      .0590
       AUGUST 1997                                                    .0500
       SEPTEMBER 1997                                                 .0550
       OCTOBER 1997                                                   .0350
       NOVEMBER 1997                                                  .0400
================================================================================
                                                                $     .5600

(A) INCLUDES DISTRIBUTIONS OF SHORT-TERM CAPITAL GAINS, IF ANY, WHICH ARE TAXABLE AS ORDINARY INCOME. 7.57% OF ORDINARY INCOME DISTRIBUTIONS QUALIFY FOR DEDUCTION BY CORPORATIONS.

                             FEDERAL TAX INFORMATION
                       IAI BOND FUND, IAI GOVERNMENT FUND


IAI GOVERNMENT FUND

                                TAX INFORMATION:

--------------------------------------------------------------------------------
        Payable Date                                         Ordinary Income (A)
--------------------------------------------------------------------------------
       DECEMBER 1996                                            $     .0720
       JANUARY 1997                                                   .0450
       FEBRUARY 1997                                                  .0400
       MARCH 1997                                                     .0400
       APRIL 1997                                                     .0450
       MAY 1997                                                       .0530
       JUNE 1997                                                      .0530
       JULY 1997                                                      .0480
       AUGUST 1997                                                    .0450
       SEPTEMBER 1997                                                 .0500
       OCTOBER 1997                                                   .0470
       NOVEMBER 1997                                                  .0500
================================================================================
                                                                $     .5880

(A) INCLUDES DISTRIBUTIONS OF SHORT-TERM CAPITAL GAINS, IF ANY, WHICH ARE TAXABLE AS ORDINARY INCOME.

                             IAI MUTUAL FUND FAMILY


TO DIVERSIFY YOUR PORTFOLIO, PLEASE CONSIDER ALL OF THE MUTUAL FUNDS IN OUR FUND FAMILY

                                                     SECONDARY
IAI FUND                      PRIMARY OBJECTIVE      OBJECTIVE               PORTFOLIO COMPOSITION
------------------------------------------------------------------------------------------------------------------------------------
IAI DEVELOPING                Capital Appreciation     --                    Equity securities of companies in developing countries
COUNTRIES FUND

------------------------------------------------------------------------------------------------------------------------------------

IAI INTERNATIONAL FUND        Capital Appreciation   Income                  Equity securities of non-U.S. companies

------------------------------------------------------------------------------------------------------------------------------------

IAI EMERGING GROWTH FUND      Capital Appreciation     --                    Common stocks of small- to medium-sized emerging growth
                                                                             companies

------------------------------------------------------------------------------------------------------------------------------------

IAI CAPITAL                   Capital Appreciation     --                    Common stocks of small- to medium-sized growth
APPRECIATION FUND                                                            companies

------------------------------------------------------------------------------------------------------------------------------------

IAI MIDCAP GROWTH FUND        Capital Appreciation     --                    Common stocks of medium-sized growth companies

------------------------------------------------------------------------------------------------------------------------------------

IAI REGIONAL FUND             Capital Appreciation     --                    Common stocks of Upper Midwest companies

------------------------------------------------------------------------------------------------------------------------------------

IAI GROWTH FUND               Capital Appreciation     --                    Common stocks with potential for above-average growth
                                                                             and appreciation
------------------------------------------------------------------------------------------------------------------------------------

IAI VALUE FUND                Capital Appreciation     --                    Common stocks which are considered to be undervalued

------------------------------------------------------------------------------------------------------------------------------------

IAI GROWTH AND INCOME FUND    Capital Appreciation   Income                  Common stocks with potential for long-term
                                                                             appreciation, and common stocks that are expected to
                                                                             produce income
------------------------------------------------------------------------------------------------------------------------------------

IAI BALANCED FUND             Total Return           Income                  Common stocks, investment-grade bonds and
                              [CAPITAL APPRECIATION                          short-term instruments
                               + INCOME]
------------------------------------------------------------------------------------------------------------------------------------

IAI BOND FUND                 Income                 Capital Preservation    Investment-grade bonds

------------------------------------------------------------------------------------------------------------------------------------

IAI GOVERNMENT FUND           Income                 Capital Preservation    U.S. Government securities

------------------------------------------------------------------------------------------------------------------------------------

IAI RESERVE FUND              Stability/Liquidity    Income                  The portfolio has a maximum average maturity of 25
                                                                             months, investing primarily in investment-grade bonds
------------------------------------------------------------------------------------------------------------------------------------

IAI MONEY MARKET FUND         Stability/Liquidity    Income                  The portfolio's average dollar-weighted maturity is
                                                                             less than 90 days, investing in high quality, money
                                                                             market securities
------------------------------------------------------------------------------------------------------------------------------------


                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                               INVESTMENT ADVISER
                                   AND MANAGER
                            Investment Advisers, Inc.
                                  P.O. Box 357
                         Minneapolis, MN 55440-0357 USA
                                  800.945.3863
                                  612.376.2700
                             http://www.iaifunds.com


                                    CUSTODIAN
                          Norwest Bank Minnesota, N.A.
                               Sixth and Marquette
                              Minneapolis, MN 55479


                                  LEGAL COUNSEL
                              Dorsey & Whitney LLP
                             220 South Sixth Street
                              Minneapolis, MN 55402


                              INDEPENDENT AUDITORS
                              KPMG Peat Marwick LLP
                               4200 Norwest Center
                              Minneapolis, MN 55402


                                    DIRECTORS
                                 Madeline Betsch
                               W. William Hodgson
                                 George R. Long
                                  Noel P. Rahn
                                J. Peter Thompson
                               Charles H. Withers

                                     [LOGO]
                                       IAI
                                  MUTUAL FUNDS


   3700 FIRST BANK PLACE, P.O. BOX 357, MINNEAPOLIS, MINNESOTA 55440-0357 USA
                                FAX 612.376.2737

                                  800.945.3863
                                  612.376.2700